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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ____________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) AUGUST 13, 2001


                                UBIQUITEL INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                        000-30761              23-3017909
-------------------------------      ---------------------      -------------
(State or Other Jurisdiction of      (Commission File No.)      (IRS Employer
         Incorporation                                       Identification No.)


ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA          19428
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(Address of principal executive office)                          (Zip code)


Registrant's telephone number, including area code: (610) 832-3311


                                NOT APPLICABLE
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         (Former Names or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On August 13, 2001, UbiquiTel Inc. (the "Registrant") completed its acquisition of VIA Wireless, LLC ("VIA Wireless") through a series of mergers for approximately $211.4 million, including the issuance of 16.4 million shares of the Registrant's common stock, the assumption of approximately $25.0 million of net debt and estimated transaction costs of $10.0 million.

        The consideration was determined by the parties through arms-length negotiation, and the Registrant's repayment of assumed debt of approximately $75.0 million at the time of completion of the acquisition was funded from working capital and borrowings under its operating subsidiary's senior credit facility, whose borrowing availability was increased to $300.0 million from $250.0 million in connection with the acquisition.

        This $50.0 million increase in borrowing availability under the senior credit facility is conditioned on the Registrant completing the sale of certain non-essential assets acquired from VIA Wireless for consideration of at least $50.0 million on or before December 31, 2001. The Registrant has entered into an agreement with VoiceStream Wireless to sell VIA Wireless' California PCS licenses for $50.0 million. The completion of the sale is subject to FCC approval and other customary closing conditions.

        The foregoing summary of the acquisition is qualified in its entirety by reference to the Amended and Restated Merger Agreement dated as of April 18, 2001, by and among the Registrant and VIA Wireless and the other parties signatory thereto, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference herein, and the Registrant's Press Release dated and issued August 13, 2001, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     Financial Statements of Business Acquired.

                (i) The audited consolidated balance sheets of VIA Wireless as of December 31, 2000 and 1999, and the related consolidated statements of operations, members' equity (deficit), and cash flows, together with the notes thereto, for each of the three years in the period ended December 31, 2000, are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference herein.

                (ii) The unaudited consolidated balance sheet of VIA Wireless as of March 31, 2001, and the related consolidated statements of operations and cash flows, together with the notes thereto, for each of the three months ended March 31, 2001 and 2000, are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference herein.

        (b)     Pro Forma Financial Information.

                The Registrant's unaudited pro forma condensed consolidated balance sheet as of March 31, 2001, and the related statement of operations, together with the notes thereto, for the quarter ended March 31, 2001 and the year ended December 31, 2000 are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference herein.

        (c)     Exhibits.

                *2.1 Amended and Restated Merger Agreement, dated as of April 18, 2001, by and among UbiquiTel Inc. and VIA Wireless, LLC and the other parties signatory thereto.

                99.1 Press Release of UbiquiTel Inc. dated and issued August 13, 2001.

              **99.2 Audited consolidated balance sheets of VIA Wireless, LLC as of December 31, 2000 and 1999, and the related consolidated statements of operations, members' equity (deficit), and cash flows, together with the notes thereto, for each of the three years in the period ended December 31, 2000.


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              **99.3    Unaudited consolidated balance sheet of VIA Wireless,
                        LLC as of March 31, 2001, and the related consolidated statements of operations and cash flows, together with the notes thereto, for each of the three months ended March 31, 2001 and 2000.

              **99.4 Unaudited pro forma condensed consolidated balance sheet of UbiquiTel Inc. as of March 31, 2001, and the related statement of operations, together with the notes thereto, for the quarter ended March 31, 2001 and the year ended December 31, 2000.

              *Incorporated by reference to Exhibit 2.1 to the Joint Quarterly
               Report on Form 10-Q, as amended by Form 10-Q/A, for the fiscal quarter ended March 31, 2001 of UbiquiTel Inc. and UbiquiTel Operating Company.

             **Incorporated by reference to the Proxy Statement dated July 16,
               2001 of UbiquiTel Inc.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UBIQUITEL INC.



Date:  August 27, 2001                  By: /s/ James J. Volk
                                           -------------------------------------
                                            James J. Volk
                                            Chief Financial Officer



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                               INDEX TO EXHIBITS

EXHIBIT NO.                      EXHIBIT TITLE
-----------                      -------------
   99.1        Press Release of UbiquiTel Inc. dated and issued August 13, 2001.




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